UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 7/31/11

Item 1.  Reports to Stockholders.

  Annual Report

  July 31, 2011

1-877-464-3111

www.thebetafund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Annual Shareholder letter – August 1, 2011

The past 12 months have both been exciting and rewarding for the shareholders of GMG Defensive Beta Fund. We continue to believe that our flexible approach to asset allocation coupled with our research focused disciplined security selection process should continue to yield similar results. We invite you to review our investment commentary through the funds website at www.thebetafund.com and to “follow us” on Facebook, Linkedin and Twitter if you wish.

As just about everyone knows, there has been a significant pickup in market volatility over the past few weeks. Moreover, with the recent downgrade of U.S. Credit rating by S&P, many investors are asking themselves what they should expect from markets going forward and whether or not a different investment approach is more suitable.

What we expect to happen next:

As a result of the recent credit rating downgrade of the United States by Standard & Poors, we anticipate further market volatility, as well as price pressures on commodities, in particular Oil and other energy related commodities. However this is unlikely to have a lasting impact on the market. Despite the recent rally in Treasuries, we believe that bond yields are likely going to rise, in particular intermediate term and longer term Treasury yields. This will happen independently from the credit rating downgrade, because rates are too low. Real interest rates on Treasuries all the way up to and including the 10 Year Treasury are negative (meaning that once you adjust the interest rate for inflation expectation, you get the real rate of return).  It is important to recognize that a 1/2 percent increase in interest rates will in essence bring rates back to where they were 2 weeks ago - not exactly a collapse in the bond market. With respect to concerns about any form of mass selling in Treasuries because the downgrade "triggered" a sell requirement, we do not believe this is the case. The largest holders of Treasuries are (in this order) Foreign Central  Banks, Large Insurance Companies, Large Banks, Mutual Funds, and Money Market Funds - none of these have sell triggers as a result of one of the major rating agencies downgrading U.S. credit. They either do not have any such requirement or have phrasing that states "average credit rating" - meaning that as long as Fitch and Moodys keep the AAA rating (which they just reaffirmed last week), the average rating (from a technical perspective) of US debt is still AAA. Stock and commodity markets are likely going to display additional short-term volatility. However, we believe there is significant upside to both through the end of the year.

We are still bullish on stocks and commodities:

Despite our expectation of further volatility, we believe there is the potential for significant upside to equity and commodity markets though the end of this year. First of all, markets and investors are overly focused on negative news and are pricing in a significant slowdown in the global economy, and are in many ways assuming that Europe will not be able to fix its fiscal problems. Investors are ignoring the following key data points that should help drive stocks higher: 1) The pull back in commodity prices over the past few weeks will have two meaningful impacts. First, it relieves pressure on companies’ earnings by lowering their costs, after many have already passed through price increases - either by keeping prices steady while shrinking the size of the package (12 Oz can is now 11.4 Oz can = 5% less product for the same price. Or 5% price increase), raising actual prices, or a combination of both. Second, the drop in gasoline prices and other energy related commodities has in fact increased people’s purchasing power, which in turn provides a buffer to offsetting economic activity. 2) The European Central Bank (ECB) and European Financial Stability Facility (EFSF) have taken significant steps in the past week to shore up capital in the event that they deem it necessary to purchase specific bonds in the open market. In essence, they have green lighted the equivalent of QE 2 for Spanish, Italian, Portuguese, and other bonds if necessary.  Moreover, after the downgrade of US debt, we believe there is an increased likelihood that the ECB and EFSF will ring-fence the debt crisis and sufficiently intervene in markets to cease further economic damage. 3) Markets have, in our judgment, overreacted to speculation of a material slow-down in economic growth in the second half of this year. Based on the totality of data point available, we still believe that the second half of 2011 will demonstrate more growth than the first half of the year. (Please note that our growth estimates have always been lower than most, as such other investment analysis appear to be coming closer to our initial forecasts and expectations)

And now for the monkey wrench.....

Although equities appear to be cheap on a valuation basis, this assumes that our forecasts and expectations for continued global growth and improving stability in Europe hold true. Should the United States and Europe, as a result of this downgrade or for any other reason, significantly ramp up austerity measure - in particular through spending cuts - this will negatively impact global growth and may in fact cause a new world-wide recession. We do not believe this is going to happen. We base this on a few facts. First of all, private savings rates have been rising, improving peoples’ personal balance sheets. Second of all, Germany, France and the United States are all heading into election years. Politicians have never displayed an appetite to cut spending and/or raise taxes going into tightly contested elections. To the contrary, more often than not, politicians ramp up rhetoric and promises of a better future without providing any clues on whether or how this may be achieved. This in our view will sustain equity markets and global growth through 2012 and early 2013. By then, we believe that enough progress to our own economic recovery as well as Europe’s recovery will have taken place, as well as structurally more sound markets will have developed in Asia and Latin America, that further positive market moves are rational.

We are proud to share with you that according to Morningstar, the independent mutual fund rating agency, using their proprietary analytics, the GMG Defensive Beta Fund was ranked in the top percentile out of 163 funds in the Multi-Alternative Category for the 1 year period ending 7/31/11. The fund returned 16.14% for the one year ending 7/31/11, compared to 19.65% for the S&P 500. The Overall Morningstar Rating is based on risk-adjusted returns, derived from a weighted average of the three-,five-, and ten-year (if applicable) Morningstar metrics. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than return data quoted herein. For performance data current to the most recent month-end, please call 877-464-3111 or visit www.thebetafund.com. Performance assumes reinvestment of all distributions. Since 8/14/09, the Fund’s advisor has been temporarily waiving a portion of the fund’s expenses. Otherwise, the returns would have been lower. Investment return and principal of this fund will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance of the GMG Fund would have been lower without a 2% fee waiver. The existence of the fee waiver would not have affected the relative ranking quoted above. The GMG Defensive Beta Fund was ranked in the top 1% our of 163 MultiAlternative funds based on total return for the 1 year period ending 7/31/11 by Morningstar, an independent mutual fund research and rating service. Past performance is no guarantee of future results.

1713-NLD-8/10/2011

GMG Defensive Beta Fund
PORTFOLIO REVIEW
July 31, 2011 (Unaudited)

The Fund's performance figures* for the year ended July 31, 2011, as compared to its benchmark:
			Since Inception** -
		One Year	July 31, 2011
GMG Defensive Beta Fund		16.14%	6.60%
S&P 500 Total Return Index		19.65%	16.73%

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-464-3111.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
** Inception date is September 1, 2009.
Comparison of the Change in Value of a $10,000 Investment

	Holdings by Sectors/Asset Classes	% of Net Assets
	Exchange Traded Funds and Notes – Commodity	19.4%
	Exchange Traded Funds and Notes – Equity	12.0%
	Pharmaceuticals	7.8%
	Computers	6.7%
	Retail	5.7%
	Telecommunications	5.7%
	Oil & Gas	4.1%
	Machinery-Construction & Mining	3.8%
	Software	3.8%
	Areospace/Defense	2.9%
	Other / Cash & Cash Equivalents	28.1%
		100.0%

GMG DEFENSIVE BETA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2011
	Shares		Value
		COMMON STOCK - 57.5%
		AEROSPACE/DEFENSE - 2.9%
	4,000	Boeing Co. (The )	$ 281,880
	3,850	United Technologies Corp.	318,934
			600,814
		BANKS - 1.0%
	1,500	Goldman Sachs Group, Inc. (The)	202,455

		BEVERAGES - 2.5%
	5,500	Molson Coors Brewing Co.	247,775
	4,200	PepsiCo, Inc. (NC)	268,968
			516,743
		CHEMICALS - 1.3%
	3,700	Monsanto Co.	271,876

		COMMERCIAL SERVICES - 1.7%
	4,000	Visa, Inc. - Cl. A	342,160

		COMPUTERS - 6.7%
	1,000	Apple, Inc. *	390,480
	14,600	EMC Corp. (MA) *	380,768
	3,230	International Business Machines Corp.	587,375
			1,358,623
		COSMETICS/PERSONAL CARE - 1.4%
	4,500	Procter & Gamble Co. (The)	276,705

		FOREST PRODUCTS - 1.7%
	12,000	International Paper Co.	356,400

		HOUSEHOLD PRODUCTS/WARES - 1.7%
	5,500	Tupperware Brands Corp.	343,695

		INTERNET - 1.8%
	600	Google, Inc. - Cl. A *	362,214

	See accompanying notes to financial statements.

GMG DEFENSIVE BETA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares		Value
		IRON/STEEL - 1.8%
	4,200	Cliffs Natural Resources, Inc.	$ 377,244

		MACHINERY-CONSTRUCTION & MINING - 3.8%
	4,630	Caterpillar, Inc.	457,398
	4,000	Deere & Co.	314,040
			771,438
		OIL & GAS - 4.1%
	3,625	Apache Corp.	448,485
	4,800	Exxon Mobil Corp.	382,992
			831,477
		PHARMACEUTICALS - 7.8%
	8,000	Abbott Laboratories	410,560
	7,400	Express Scripts, Inc. *	401,524
	7,500	Merck & Co., Inc.	255,975
	5,000	Novartis AG	306,000
	4,600	Teva Pharmaceutical Industries, Ltd.	214,544
			1,588,603
		RETAIL - 5.7%
	7,000	CVS Caremark Corp.	254,450
	5,000	Dollar Tree, Inc. *	331,150
	3,750	McDonald's Corp.	324,300
	5,000	Yum! Brands, Inc.	264,100
			1,174,000
		SOFTWARE - 3.8%
	9,000	Adobe Systems, Inc. *	249,480
	3,000	Citrix Systems, Inc. *	216,120
	3,000	Vmware, Inc. *	301,020
			766,620
		TELECOMMUNICATIONS - 5.7%
	8,500	AT&T, Inc.	248,710
	15,000	Cisco Systems, Inc.	239,550
	8,500	Crown Castle International Corp. *	368,900
	8,500	Verizon Communications, Inc.	299,965
			1,157,125

		TRANSPORTATION - 2.1%
	17,700	CSX Corp.	434,889

		TOTAL COMMON STOCK
		(Cost $10,256,244)	11,733,081

	See accompanying notes to financial statements.

GMG DEFENSIVE BETA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares		Value
		EXCHANGE TRADED FUNDS AND NOTES - 33.5%
		COMMODITY - 19.4%
	85,000	ETFS Corn * +	$ 177,267
	5,000	ETFS Palladium Trust * +	409,550
	1,600	ETFS Platinum Trust * +	281,760
	100,500	ETFS Wheat * +	195,623
	5,500	iPath Dow Jones-UBS Agriculture Subindex Total Return ETN * +	328,075
	1,600	iPath Dow Jones-UBS Coffee Subindex Total Return ETN * +	98,656
	8,000	iPath Dow Jones-UBS Livestock Subindex Total Return ETN * +	241,360
	6,000	iShares Silver Trust * +	232,980
	21,000	PowerShares DB Agriculture Fund * +	677,250
	18,000	PowerShares DB Base Metals Fund * +	451,260
	21,000	PowerShares DB Energy Fund * +	639,870
	4,175	United States Natural Gas Fund LP * +	218,854
			3,952,505
		DEBT - 2.1%
	2,250	iShares Barclays 1-3 Year Credit Bond Fund	236,205
	6,000	ProShares UltraShort 20+ Year Treasury *	188,880
			425,085
		EQUITY - 12.0%
	3,000	iPath MSCI India Index ETN *	203,610
	4,000	iShares FTSE/Xinhua China 25 Index Fund	169,320
	5,000	iShares MSCI Brazil Index Fund	352,800
	3,500	iShares MSCI Brazil Small Cap Index Fund	99,235
	4,500	iShares MSCI EAFE Index Fund	263,925
	3,500	iShares Russell 2000 Index Fund	278,775
	7,000	Market Vectors - Coal ETF +	340,970
	6,000	Market Vectors - Russia ETF	237,000
	2,000	SPDR S&P 500 ETF Trust	258,100
	4,800	WisdomTree Emerging Markets SmallCap Dividend Fund	254,160
			2,457,895
		TOTAL EXCHANGE TRADED FUNDS AND NOTES
		(Cost $6,165,321)	6,835,485

	See accompanying notes to financial statements.

GMG DEFENSIVE BETA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Contracts***		Value
		PURCHASED OPTIONS - 0.0%^
	500	Citigroup, Inc., January 2012, Call @ $12.50 (Cost $38,014)	$ 2,000

	Shares
		SHORT-TERM INVESTMENTS - 7.2%
	1,461,075	HighMark Diversified Money Market Fund, to yield 0.02%**
		(Cost $1,461,075)	1,461,075

		TOTAL INVESTMENTS - 98.2% (Cost $17,920,654) (a)	$ 20,031,641
		OTHER ASSETS & LIABILITIES - 1.8%	375,265
		TOTAL NET ASSETS - 100.0%	$ 20,406,906

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,121,959 and differs
	from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 2,326,054
		Unrealized Depreciation:	(416,372)
		Net Unrealized Appreciation:	$ 1,909,682
*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on July 31, 2011.
***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.
+	All or a portion of this investment is a holding of the GMG Fund Limited
^	Represents less than 0.01% of net assets

	See accompanying notes to financial statements.

GMG DEFENSIVE BETA FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

ASSETS
Investment securities:
At cost	$ 17,920,654
At value	$ 20,031,641
Cash	64,111
Receivable for securities sold	337,253
Receivable for Fund shares sold	3,800
Dividends and interest receivable	23,632
Prepaid expenses and other assets	24,190
TOTAL ASSETS	20,484,627

LIABILITIES
Fees payable to other affiliates	13,339
Investment advisory fees payable	13,197
Fund shares repurchased	10,752
Distribution (12b-1) fees payable	4,300
Accrued expenses and other liabilities	36,133
TOTAL LIABILITIES	77,721
NET ASSETS	$ 20,406,906

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 18,322,709
Accumulated net investment income	179,150
Accumulated net realized loss from security transactions and options transactions	(205,940)
Net unrealized appreciation of investments	2,110,987
NET ASSETS	$ 20,406,906

Shares of beneficial interest outstanding	1,805,351

Net asset value (Net assets ÷ Shares outstanding) and
redemption price per share (a)	$ 11.30

(a) Redemptions made within 15 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

GMG DEFENSIVE BETA FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended July 31, 2011

INVESTMENT INCOME
Interest	$ 903
Dividends (net of foreign withholding tax of $ 2,384)	222,031
TOTAL INVESTMENT INCOME	222,934

EXPENSES
Investment advisory fees	222,626
Administrative services fees	46,074
Distribution (12b-1) fees	44,525
Professional fees	35,104
Accounting services fees	28,999
Transfer agent fees	28,002
Registration fees	22,000
Printing and postage expenses	15,001
Compliance officer fees	13,928
Trustees' fees and expenses	7,501
Custodian fees	7,001
Other expenses	8,025
TOTAL EXPENSES	478,786

Less: Fees waived by the Advisor	(155,921)

NET EXPENSES	322,865
NET INVESTMENT LOSS	(99,931)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	231,632
Net realized loss from purchased options	(107,918)
Net realized gain from options written	11,388
Distributions of long-term capital gains from underlying investment companies	9,668
Net change in unrealized appreciation (depreciation) of investments	2,391,346
Net change in unrealized appreciation (depreciation) on options written	4,153
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,540,269

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,440,338

See accompanying notes to financial statements.

GMG DEFENSIVE BETA FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	July 31,	July 31,
	2011	2010 (a)
FROM OPERATIONS
Net investment loss	$ (99,931)	$ (99,543)
Net realized gain (loss) from security transactions
and options transactions	135,102	(59,789)
Distributions of long-term capital gains from
underlying investment companies	9,668	2,123
Net change in unrealized appreciation (depreciation) of investments
and options written	2,395,499	(284,512)
Net increase (decrease) in net assets resulting from operations	2,440,338	(441,721)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	7,415,787	16,719,509
Redemption fee proceeds	1,327	130
Payments for shares redeemed	(4,039,880)	(1,688,584)
Net increase in net assets from shares of beneficial interest	3,377,234	15,031,055

TOTAL INCREASE IN NET ASSETS	5,817,572	14,589,334

NET ASSETS
Beginning of Year	14,589,334	-
End of Year*	$ 20,406,906	$ 14,589,334
* Includes accumulated net investment income of:	$ 179,150	$ -

SHARE ACTIVITY
Shares Sold	674,032	1,670,741
Shares Redeemed	(367,633)	(171,789)
Net increase in shares of beneficial interest outstanding	306,399	1,498,952

(a) The GMG Defensive Beta Fund commenced operations on September 1, 2009.

See accompanying notes to financial statements.

GMG DEFENSIVE BETA FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year		Period
	Ended		Ended
	July 31,		July 31,
	2011		2010 (1)
Net asset value,
beginning of year	$ 9.73		$ 10.00

Activity from investment operations:
Net investment loss	(0.06)		(0.07)
Net realized and unrealized
gain (loss) on investments	1.63		(0.20)
Total from investment operations	1.57		(0.27)

Paid-in-Capital from
Redemption Fees	0.00	(8)	0.00	(8)

Net asset value, end of year	$ 11.30		$ 9.73

Total return (2)	16.14%		(2.70)%	(5)

Net assets, end of year (000s)	$ 20,407		$ 14,589

Ratio of gross expenses to average
net assets (3)(6)	2.69%		3.30%	(4)
Ratio of net expenses to average
net assets (6)	1.81%		1.99%	(4)
Ratio of net investment loss
to average net assets (7)	(0.56)%		(0.90)%	(4)

Portfolio Turnover Rate	38%		46%	(5)

(1)	The GMG Defensive Beta Fund commenced operations on September 1, 2009.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Annualized.
(5)	Not annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

July 31, 2011

1.

ORGANIZATION

The GMG Defensive Beta Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.    The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2011 for the Fund’s assets and liabilities measured at fair value:

GMG Defensive Beta Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 11,733,081	$ -	$ -	$ 11,733,081
Exchange Traded Funds and Notes	6,835,485	-	-	6,835,485
Purchased Options	2,000	-	-	2,000
Money Market Funds	1,461,075	-	-	1,461,075
Total	$ 20,031,641	$ -	$ -	$ 20,031,641

There were no significant transfers in to and out of Level 1 and 2 during the current period presented.

The Fund did not hold any Level 3 securities during the period.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

Consolidation of Subsidiaries – GMG Fund Limited (GMG-CFC) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of GMG-CFC, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

GMG-CFC utilizes commodity based Exchange Traded Funds, Exchange Traded Notes and derivative products to facilitate the Fund’s pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based products, GMG may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFC is as follows:

	Inception Date of CFC	CFC Net Assets at July 31, 2011	% of Fund Net Assets at July 31, 2011
GMG-CFC	1/7/2010	$ 4,357,597	21.35%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax”differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

not”to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the July 31, 2012 annual report.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended July 31, 2011, the Fund had a loss of $107,918 on purchased options and this loss is included in the line item marked “Net realized loss from purchased options”on the Statement of Operations in this shareholder report.   The net change in unrealized appreciation (depreciation) on purchased options was $21,705 as of the period end and is included in the line marked “Net change in unrealized appreciation (depreciation) of investments”on the Statement of Operations.

For the year ended July 31, 2011, the Fund had a gain of $11,388 on options written and this gain is included in the line item marked “Net realized gain from options written”on the Statement of Operations in this shareholder report.   The net change in unrealized appreciation (depreciation) on options written was $4,153 as of the period end and is included in the line marked “Net change in unrealized appreciation (depreciation) on options written”on the Statement of Operations.

The number of option contracts written and the premiums received by the Fund during the year ended July 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	245	$ 25,522
Options written	690	70,249
Options exercised	(340)	(34,310)
Options expired	(295)	(26,859)
Options closed	(300)	(34,602)
Options outstanding, end of year	-	$ -

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However,

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $8,266,116 and $6,452,360 respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Montebello Partners, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2011, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.74% per annum of the Fund’s average daily net assets.   Prior to December 1, 2010 the Advisor had agreed to reimburse the Fund for other expenses to the extent necessary so the expenses did not exceed 1.99%. For the year ended July 31, 2011, the Advisor waived fees in the amount of $155,921.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.74% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to 1.74% of average daily net. If Fund Operating Expenses subsequently exceed 1.74% per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

As of July 31, 2011, the Advisor has a total of $301,625 in recoverable expenses.   The Advisor may recover $145,704 of waived/reimbursed expenses no later than July 31, 2013 and $155,921 no later than July 31, 2014.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the Fund’s average daily net assets. The Fund will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

During the year ended July 31, 2011, Gary Goldberg & Co., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. These trades were cleared through National Financial Services and Gary Goldberg & Co. received $1,525 in trade commissions.

Effective July 1, 2011, with the approval of the Board, The Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Prior to July 1, 2011, the Fund paid its pro rata share of a total fee of $12,500 per quarter.   The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons”who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $27,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $18,000 and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended July 31, 2011, the Fund incurred expenses of $13,928 for compliance services pursuant to the Trust’s Agreement with NLCS.    Such fees would be included in the line item marked “Compliance Officer Fees”on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended July 31, 2011, GemCom collected amounts totaling $10,679 for EDGAR and printing services performed. Such fees would be included in the line item marked “Printing and Postage Expenses”on the Consolidated Statement of Operations in this shareholder report.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 15 days.   For the year ended July 31, 2011, the assessed $1,327 in redemption fees.

6.  TAX COMPONENTS OF CAPITAL

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 141,242	$ 33,273	$ -	$ -	$ 1,909,682	$ 2,084,197

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income and accumulated net realized loss from security transactions and options transactions are primarily attributable to the tax deferral of losses on wash sales and straddles and adjustments on partnerships and grantor trusts held by GMG-CFC.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

Permanent book and tax differences primarily attributable to adjustments resulting from the Fund’s investment in a controlled foreign corporation, resulted in reclassification for the Fund for the period ended July 31, 2011 was follows: a decrease in accumulated net investment loss of $279,081and a decrease in accumulated net realized gain from security transactions and options transactions of $279,081.

7.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

The GMG Defensive Beta Fund

We have audited the accompanying consolidated statement of assets and liabilities of The GMG Defensive Beta Fund, a series of Northern Lights Fund Trust (the “Trust”), including the consolidated portfolio of investments, as of, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period September 1, 2009 (commencement of operations) through. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of The GMG Defensive Beta Fund as of , and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period September 1, 2009 (commencement of operations) through, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2011

GMG Defensive Beta Fund

EXPENSE EXAMPLES

July 31, 2011 (Unaudited)

As a shareholder of the GMG Defensive Beta Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the GMG Defensive Beta Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 through July 31, 2011.

Actual Expenses

The “Actual Expenses”line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period”to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical”line in the table below provides information about hypothetical account values and hypothetical expenses based on the GMG Defensive Beta Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

GMG Defensive Beta Fund	Beginning Account Value 2/1/11	Ending Account Value 7/31/11	Expenses Paid During Period 2/1/11 – 7/31/11	Expense Ratio During Period ** 2/1/11 – 7/31/11
Actual	$1,000.00	$1,015.30	$9.04*	1.81%

	Beginning Account Value 2/1/11	Ending Account Value 7/31/11	Expenses Paid During Period 2/1/11 – 7/31/11	Expense Ratio During Period ** 2/1/11 – 7/31/11
Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.05*	1.81%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION

July 31, 2011 (Unaudited)

FACTORS CONSIDERED BY INDEPENDENT TRUSTEES APPROVING THE ADVISORY AGREEMENT

Renewal of Advisory Agreement – GMG Defensive Beta Fund

In connection with a regular meeting held on March 23, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Montebello Partners, LLC (“Montebello”or the “Advisor”) and the Trust, on behalf of GMG Defensive Beta Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of Montebello’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed Montebello’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of Montebello’s past performance, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.25% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

 GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2011 (Unaudited)

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	94	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A

GMG Defensive Beta Fund

SUPPLEMNETAL INFORMATION (Continued)

July 31, 2011

Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex”refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person”of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-464-3111.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-464-3111 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-464-3111.

INVESTMENT ADVISOR

Montebello Partners, LLC

75 Montebello Road

Suffern, NY 10901

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 13,500

2010 - $ 12,500

(b)

Audit-Related Fees

2011 – None

2010 – None

(c)

Tax Fees

2011 - $3,000

2010 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2011                  2010

Audit-Related Fees:

0.00%

0.00%

                          Tax Fees:

0.00%

0.00%

                          All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          2011 – $3,000

                          2010 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/7/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/7/11